Annual Report - Financial Statements

T. Rowe Price

Tax-Free
Short-Intermediate
Fund

February 28, 1999

Portfolio Highlights

SECTOR Diversification

                                                   Percent of    Percent of
                                                   Net Assets    Net Assets
                                                      8/31/98       2/28/99
--------------------------------------------------------------------------------

Prerefunded Bonds                                         29%          25%

General Obligation - Local                                12           12

Nuclear Revenue                                            7            9

Hospital Revenue                                           6            7

Air and Sea Transportation                                 7            7

Lease Revenue                                              7            6

General Obligation - State                                 5            6

Electric Revenue                                           4            6

Educational Revenue                                        4            5

Dedicated Tax Revenue                                      6            4

Industrial and Pollution Control Revenue                   4            4

Solid Waste Revenue                                        4            3

Water and Sewer Revenue                                    2            3

All Other                                                  3            2

Other Assets Less Liabilities                             --            1
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/99    2/28/98    2/28/97    2/29/96    2/28/95

NET ASSET VALUE
Beginning of period      $   5.37   $   5.35   $   5.37   $   5.25   $   5.32

Investment activities
  Net investment income      0.22       0.22       0.23       0.23       0.22
  Net realized and
  unrealized gain (loss)     0.04       0.05      (0.02)      0.12      (0.07)

  Total from
  investment activities      0.26       0.27       0.21       0.35       0.15

Distributions
  Net investment income     (0.22)     (0.22)     (0.23)     (0.23)     (0.22)
  Net realized gain         (0.02)     (0.03)        --         --         --

Total distributions         (0.24)     (0.25)     (0.23)     (0.23)     (0.22)

NET ASSET VALUE
End of period            $   5.39   $   5.37   $   5.35   $   5.37   $   5.25


Ratios/Supplemental Data

Total return                 4.90%      5.28%      4.02%      6.87%      2.91%

Ratio of total expenses
to average net assets        0.53%      0.54%      0.56%      0.57%      0.59%

Ratio of net investment
income to average
net assets                   4.06%      4.23%      4.30%      4.39%      4.19%

Portfolio turnover rate      39.9%      76.8%      84.3%      69.9%      93.1%

Net assets,
 end of period
(in thousands)           $459,319   $438,951   $443,631   $445,228   $454,084

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                                                              February 28, 1999


Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                             In thousands

ALABAMA  0.9%

Alabama Docks Fac., 5.50%, 10/1/02 (MBIA Insured)    $    1,000   $    1,060

Alabama Municipal Electric Auth.
  5.75%, 9/1/01 (MBIA Insured)                            3,000        3,150

Total Alabama (Cost  $4,136)                                           4,210


ARIZONA  1.5%

Arizona Transportation Board
  6.35%, 7/1/05 (Prerefunded 7/1/01!)                     6,400        6,905

Total Arizona (Cost  $6,581)                                           6,905


COLORADO  4.8%

Denver City and County Airport

  6.00%, 11/15/03 (MBIA Insured) *                        3,965        4,310

  6.75%, 11/15/13 *                                       5,080        5,509

  7.00%, 11/15/25 *                                       4,525        4,806

  7.30%, 11/15/00 *                                       4,750        5,009

Univ. of Colorado Hosp. Auth.
  6.25%, 11/15/12 (AMBAC Insured)
  (Prerefunded 11/15/02!)                                 2,000        2,214

Total Colorado (Cost  $21,504)                                        21,848


FLORIDA  3.3%

Jacksonville Electric Auth., St. Johns River,
  (6.00%, 10/1/05                                         8,000        8,944

Reedy Creek Improvement Dist., Florida
  Utilities 5.00%, 10/1/02 (AMBAC Insured)                6,000        6,281

Total Florida (Cost  $14,982)                                         15,225


GEORGIA  4.0%

Atlanta Airport Fac , 5.50%, 1/1/01 (AMBAC Insured)       5,000        5,183

Municipal Electric Auth. of Georgia
  5.00%, 1/1/02 (MBIA Insured)                           10,000       10,345

Savannah Hosp. Auth.
  St. Josephs/Candler Health System
  5.00%, 7/1/02 (FGIC Insured)                            2,950        3,067

Total Georgia (Cost  $18,220)                                         18,595


HAWAII  0.9%

Hawaii, GO, 6.25%, 3/1/02 (FGIC Insured)             $    3,800   $    4,073

Total Hawaii (Cost  $3,947)                                            4,073


ILLINOIS  0.2%

Madison County Enviromental Improvement
  Shell Oil, VRDN (Currently 3.30%)*                        600          600

Southwestern Illinois Dev. Auth.
  Solid Waste Disposal, Shell Oil,
  Wood River VRDN (Currently 3.30%) *                       400          400

Total Illinois (Cost  $1,000)                                          1,000


INDIANA  5.4%

Indiana HFFA, Clarion Health Partners,
  6.00%, 2/15/01                                          5,600        5,854

Indianapolis, Public Improvement
  6.70%, 1/1/17 (Prerefunded 1/1/02!)                     6,550        7,207

Indianapolis Airport Auth., Federal Express,
  7.10%, 1/15/17 *                                        4,500        5,037

Indianapolis Gas Utility System,
  Distribution System
  5.00%, 8/15/02 (AMBAC Insured)                          1,180        1,230

Purdue Univ.
  6.75%, 7/1/11 (AMBAC Insured)
  (Prerefunded 7/1/01!)                                   5,000        5,464

Total Indiana (Cost  $24,307)                                         24,792


KENTUCKY  0.7%

Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/20 *                         3,080        3,361

Total Kentucky (Cost  $3,344)                                          3,361


LOUISIANA  3.1%

Lake Charles Harbor and Terminal Dist., PCR,
  Conoco VRDN (Currently 3.40%) *                           900          900

Louisiana, GO
  5.00%, 4/15/03                                          3,770        3,942

  6.00%, 8/1/00 (FGIC Insured)                            7,250        7,517

Louisiana PFA, Student Loan, 6.10%, 9/1/00              1,180        1,216

Saint Charles Parish, PCR, Shell Oil
  VRDN (Currently 3.30%) *                           $      800   $      800

Total Louisiana (Cost  $14,149)                                       14,375


MARYLAND  3.7%

Maryland Energy Fin. Admin.
  Wheelabrator
    5.30%, 12/1/00 *                                        825          849

    5.45%, 12/1/01 *                                      1,185        1,238

Maryland HHEFA
  Francis Scott Key Medical Center
    6.75%, 7/1/23 (FGIC Insured)
    (Prerefunded 7/1/00!)                                 5,560        5,925

  John Hopkins Univ.,
    6.00%, 7/1/05                                         3,840        4,287

  John Hopkins Univ., Peninsula Regional
    Medical Center 4.60%, 7/1/02                            955          979

Northeast Maryland Waste Disposal Auth.
  Southwest Resource Recovery Fac.
    7.00%, 1/1/01 (MBIA Insured)                          1,000        1,061

    7.05%, 1/1/02 (MBIA Insured)                          2,430        2,643

Total Maryland (Cost  $16,632)                                        16,982


MASSACHUSETTS  1.4%

Massachusetts, GO, 7.625%, 6/1/08
  (Prerefunded 6/1/01!)                                   4,000        4,436

Massachusetts HEFA, 6.875%,
  4/1/22 (Prerefunded 4/1/02!)                            2,000        2,223

Total Massachusetts (Cost  $6,424)                                     6,659


MICHIGAN  2.9%
Detroit Sewage Disposal, 5.00%,
  7/1/02 (FGIC Insured)                                   7,400        7,686

Michigan Hosp. Fin. Auth.
  Mercy Health
    5.25%, 8/15/01                                          715          742

    5.25%, 8/15/02                                          555          581

    6.00%, 8/15/01                                        2,450        2,585

    6.00%, 8/15/02                                        1,595        1,706

Total Michigan (Cost  $12,955)                                        13,300


MISSISSIPPI  3.6%

Adams County, Jefferson Davis Memorial Hosp.
    8.00%, 10/1/16
    (Prerefunded 10/1/01!)                           $    3,805   $    4,290

Harrison County, PCR, E. I. du Pont de
    Nemours and Company VRDN
    (Currently 3.20%)                                     1,000        1,000

Mississippi Business Fin.,
  Solid Waste Disposal
    VRDN (Currently 3.25%) *                                900          900

Mississippi Higher Ed. Assistance Corp.
  Student Loan
    6.00%, 7/1/00                                         5,000        5,111

    6.10%, 1/1/01                                         5,000        5,153

Total Mississippi (Cost  $16,259)                                     16,454


MISSOURI  1.8%

Sikeston Electric
    6.25%, 6/1/22 (MBIA Insured)
    (Prerefunded 6/1/02!)                                 4,825        5,298

St. Louis, Lambert Int'l. Airport
    6.00%, 7/1/02 (FGIC Insured) *                        2,770        2,961

Total Missouri (Cost  $8,082)                                          8,259


NEBRASKA  1.1%

Univ. of Nebraska Fac., Deferred Maintenance,
  5.00%, 7/15/02                                          4,810        5,012

Total Nebraska (Cost  $4,937)                                          5,012


NEVADA  1.5%

Clark County School Dist., GO, 6.00%,
  6/15/02 (FGIC Insured)                                  6,570        7,035

Total Nevada (Cost  $6,791)                                            7,035


NEW JERSEY  1.8%

New Jersey Transportation Auth., Trust Fund,
  5.00%, 6/15/04                                          8,000        8,433

Total New Jersey (Cost  $8,417)                                        8,433


NEW MEXICO  0.7%
  Albuquerque, 5.00%, 7/1/04                         $    3,050   $    3,217

Total New Mexico (Cost  $3,233)                                        3,217


NEW YORK  19.3%
Dormitory Auth. of the State of New York
  City Univ.
    5.50%, 7/1/03                                         2,860        3,028

    9.25%, 7/1/00                                         5,180        5,560

  Interfaith Medical Center, 5.00%, 2/15/03               2,210        2,286

  Mental Health Services Fac., 6.00%, 8/15/03            10,905       11,785

  State Univ. Ed. Fac., 5.75%, 5/15/24
    (Prerefunded 5/15/04!)                                8,500        9,286

  Wyckoff Heights Hosp., 5.50%, 2/15/03                   4,095        4,310

Long Island Power Auth., 5.00%, 4/1/02                   10,000       10,315

Metropolitan Transportation Auth.,
  Commuter Fac.
    5.00%, 7/1/04 (AMBAC Insured)                         5,375        5,668

  Nassau County, GO, 6.30%, 11/1/02 (FGIC Insured)        3,295        3,594

New York City, GO
    5.25%, 8/1/00                                         5,055        5,191

    5.25%, 8/1/03                                        12,040       12,685

    6.75%, 8/1/04                                         4,300        4,860

    7.00%, 8/1/04                                         4,000        4,570

New York City Municipal Water Fin.
  Auth., Water and Sewer
    6.50%, 6/15/20
    (Prerefunded 6/15/02!)                                5,000        5,489

Total New York (Cost  $86,345)                                        88,627


NORTH DAKOTA  2.0%

Burleigh County Health Care
  Medcenter One
    5.00%, 5/1/00 (MBIA Insured)                          2,060        2,099

    5.00%, 5/1/01 (MBIA Insured)                          2,160        2,224

    5.00%, 5/1/02 (MBIA Insured)                          2,270        2,351

    5.00%, 5/1/03 (MBIA Insured)                          2,380        2,480

Total North Dakota (Cost  $9,031)                                      9,154


OHIO  1.7%
Cuyahoga County
  Univ. Hosp.
    6.00%, 1/15/01 (MBIA Insured)                    $    2,120   $    2,212

    6.00%, 1/15/02 (MBIA Insured)                         2,340        2,478

Ohio Building Auth., Adult Correctional Fac.
    5.75%, 4/1/01 (AMBAC Insured)                         2,920        3,056

Total Ohio (Cost  $7,561)                                              7,746


PENNSYLVANIA  6.1%

Pennsylvania, GO, 5 125%, 9/15/03 (AMBAC Insured)         5,000        5,283

Pennsylvania Intergovernmental Cooperative Auth.
  Philadelphia Funding Program
    6.00%, 6/15/02 (FGIC Insured)                         5,000        5,357

Philadelphia, Water and Sewer
    7.50%, 8/1/10 (Prerefunded 8/1/01!)                  10,000       11,125

Pittsburgh, Water and Sewer
    6.50%, 9/1/14 (FGIC Insured)
    (Prerefunded 9/1/01!)                                 5,575        6,088

Total Pennsylvania (Cost  $26,934)                                    27,853


SOUTH CAROLINA  5.1%

South Carolina Public Service Auth.
  Santee Cooper
    6.25%, 1/1/01 (AMBAC Insured)                         2,000        2,099

    6.50%, 7/1/24 (AMBAC Insured)
    (Prerefunded 7/1/02!)                                12,000       13,301

    7.10%, 7/1/21 (Prerefunded 7/1/01!)                   7,125        7,847

Total South Carolina (Cost  $22,303)                                  23,247


TEXAS  8.8%

Austin Utilities, 5 75%, 11/15/03 (FSA Insured)           5,000        5,422

Fort Worth, GO, 6.00%, 3/1/01                             5,000        5,247

Fort Worth Water & Sewer,
  Refunding & Improvement
    5.00%, 2/15/06                                        4,000        4,219

Harris County, GO, Capital Appreciation
    Zero Coupon, 10/1/02 (MBIA Insured)              $   12,370   $   10,792

Harris County Health Fac. Dev., Methodist Hosp.
    VRDN (Currently 3.25%)                                1,900        1,900

San Antonio Electric & Gas
    5.00%, 2/1/05                                         4,000        4,213

    5.75%, 2/1/11 (Prerefunded 2/1/02!)                   4,365        4,660

Texas Univ., 6.25%, 7/1/13 (Prerefunded 7/1/02!)          2,000        2,164

Tyler Health Fac. Dev.
  Mother Frances Hosp.
    5.25%, 7/1/01                                           700          716

    5.25%, 7/1/02                                         1,200        1,233

Total Texas (Cost  $39,767)                                           40,566


VIRGINIA  4.3%

Alexandria IDA, Ogden Martin,
  VRDN (Currently 3.20%) *                                  800          800

Arlington County IDA, Alexandria/Arlington
  Waste to Energy
    5.00%, 1/1/02 (FSA Insured)                           3,000        3,099

Bedford County IDA, Georgia-Pacific,
    4.60%, 8/1/04                                         2,200        2,225

Charles County Ind. Dev., Waste Management,
    4.875%, 2/1/09*                                       4,000        3,975

Hampton Roads Medical College, 6.30%, 11/15/02            1,000        1,078

Metropolitan Washington D.C. Airports Auth.
    6.00%, 10/1/00 (MBIA Insured) *                       1,500        1,561

Virginia, GO, 5.00%, 6/1/04                               2,500        2,649

Virginia Public School Auth., School Fin.,
    5.50%, 8/1/02                                         4,150        4,399

Total Virginia (Cost  $19,481)                                        19,786


WASHINGTON  4.1%

Chelan County Public Utility Dist.,
    7.55%, 7/1/62 *                                       6,515        7,123

Washington HFA, Sisters of Providence
    VRDN (Currently 3.20%)                                1,000        1,000

Washington Public Power
  Supply System
    VRDN (Currently 2.85%) (MBIA Insured)                 1,000        1,000

  Nuclear Project
    5.50%, 7/1/02                                         5,000        5,263

Washington Public Power Supply System
  Nuclear Project
    6.30%, 7/1/01 (FSA Insured)                      $    2,000   $    2,123

    7.25%, 7/1/00                                         2,000        2,100

Total Washington (Cost  $18,160)                                      18,609


WISCONSIN  3.7%

Wisconsin, GO
    6.00%, 5/1/03                                         4,000        4,342

    6.30%, 5/1/11 (Prerefunded 5/1/02!)                   8,000        8,635

Wisconsin Transportation
    5.00%, 7/1/02                                         1,630        1,696

    5.40%, 7/1/04                                         2,000        2,092

Total Wisconsin (Cost  $16,415)                                       16,765


WYOMING  0.7%

Kemmerer County, PCR, Exxon,
    VRDN (Currently 3.15%)                                1,500        1,500

Lincoln County, PCR, Exxon,
    VRDN (Currently 3.15%) *                              1,500        1,500

Total Wyoming (Cost  $3,000)                                           3,000

Total Investments in Securities
99.1% of Net Assets (Cost  $444,897)                              $  455,088

Other Assets Less Liabilities                                          4,231

NET ASSETS                                                        $  459,319
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions          $       18

Accumulated net realized gain/loss - net of distributions                270

Net unrealized gain (loss)                                            10,191

Paid-in-capital applicable to 85,281,313 shares
  of $0.01 par value capital stock outstanding;
  1,000,000,000 shares authorized                                    448,840

NET ASSETS                                                        $  459,319
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     5.39
                                                                  ----------



    *    Interest subject to alternative minimum tax
    !    Used in determining portfolio maturity
AMBAC    AMBAC Indemnity Corp.
 FGIC    Financial Guaranty Insurance Company
  FSA    Financial Security Assurance Corp.
   GO    General Obligation
 HEFA    Health & Educational Facility Authority
  HFA    Health Facility Authority
 HFFA    Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority IDA Industrial Development Authority
 MBIA    Municipal Bond Investors Assurance Corp.
  PCR    Pollution Control Revenue
  PFA    Public Facility Authority
 VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------

In thousands

                                                                        Year
                                                                       Ended
                                                                     2/28/99

Investment Income

Interest income                                                    $  20,626

Expenses
  Investment management                                                1,895
  Shareholder servicing                                                  260
  Custody and accounting                                                 142
  Registration                                                            34
  Prospectus and shareholder reports                                      29
  Legal and audit                                                         14
  Directors                                                                6
  Miscellaneous                                                            5

  Total expenses                                                       2,385

Net investment income                                                 18,241

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           2,214
  Futures                                                                (41)

  Net realized gain (loss)                                             2,173
Change in net unrealized gain or loss on securities                      962

Net realized and unrealized gain (loss)                                3,135

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  21,376
                                                                   ---------




The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

In thousands

                                                          Year
                                                         Ended
                                                        2/28/99      2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $   18,241   $   18,461
  Net realized gain (loss)                                2,173        1,105

  Change in net unrealized gain or loss                     962        2,661

  Increase (decrease) in net assets
  from operations                                        21,376       22,227

Distributions to shareholders
  Net investment income                                 (18,241)     (18,461)
  Net realized gain                                      (1,702)      (2,474)

  Decrease in net assets from distributions             (19,943)     (20,935)

Capital share transactions*
  Shares sold                                           108,583      101,122
  Distributions reinvested                               15,472       16,613

  Shares redeemed                                      (105,120)    (123,707)

Increase (decrease) in net assets
  from capital share transactions                        18,935       (5,972)

Net Assets

Increase (decrease) during period                        20,368       (4,680)
Beginning of period                                     438,951      443,631

End of period                                        $  459,319   $  438,951
                                                     -----------------------
*Share information
  Shares sold                                            20,210       18,953
  Distributions reinvested                                2,877        3,115
  Shares redeemed                                       (19,568)     (23,189)

  Increase (decrease) in shares outstanding               3,519       (1,121)



The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                                                              February 28, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

     T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 23, 1983.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.


Note 2 - Investment Transactions

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $181,987,000 and $178,762,000, respectively, for the year ended February 28, 1999.


Note 3 - Federal Income Taxes

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                                $1,000
     Undistributed net realized gain                                    (2,000)
     Paid-in-capital                                                     1,000

     At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $444,897,000. Net unrealized gain aggregated $10,191,000 at period-end, of which $10,253,000 related to appreciated investments and $62,000 to depreciated investments.


Note 4 - Related Party Transactions

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $149,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $301,000 for the year ended February 28, 1999, of which $27,000 was payable at period-end.


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the Fund) at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 17, 1999


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $507,000 from short-term capital gains,

o $1,195,000 from long-term capital gains, subject to the 20% rate gains category,

o $18,206,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132  Available Monday through Friday from
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     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking  Available on most fixed income funds ($500 minimum).

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     Address: www.troweprice.com


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     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

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     markets.

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*    T. Rowe Price Brokerage is a division of T. Rowe Price Investment
     Services, Inc., Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access (registered trademark):
1-800-638-2587 toll free

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with your existing
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or obtain information, call:
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T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free
Short-Intermediate Fund.

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T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          F56-050  2/28/99


THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds

February 28, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Tax-Free Funds

o Municipal bonds were relatively unscathed by the turmoil in other fixed income markets and were less volatile than Treasuries.

o The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds outpaced their respective Lipper benchmarks for both the 6- and 12-month periods.

o The funds' good performances were due primarily to management decisions and low fund expenses.

o All funds benefited from their longer relative maturities and durations when interest rates fell, and also from careful credit selection.

o We expect continued low inflation and slowing economic growth to benefit municipal securities, which still carry attractive yields relative to other fixed income investments.


Fellow Shareholders

The fixed income markets and your funds generated good returns for the 6- and 12-month periods ended February 28, 1999. The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds surpassed their respective benchmarks in both periods, a reflection of our management decisions and below-average expenses.

Municipal bonds moved through the past year relatively unscathed by the turmoil that hit other fixed income markets. The municipal market was far less volatile than the Treasury market, which benefited from a massive flight to quality that drove 30-year yields to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields especially in longer maturities, an unusual event in a year when major tax reform was not under discussion.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------


                  30-Year AAA       5-Year AAA       1-Year Moody's
                  General           General          Investment
                  Obligation        Obligation       Grade 1Note

2/28/98           5.08              4.05             3.60
                  5.13              4.10             3.65
                  5.20              4.30             3.85
5/98              5.05              4.10             3.75
                  5.05              4.10             3.60
                  5.10              4.10             3.70
8/98              4.93              3.85             3.50
                  4.82              3.70             3.30
                  4.92              3.70             2.95
11/98             4.89              3.75             3.05
                  4.94              3.75             3.05
                  4.87              3.65             2.95
2/99              4.99              3.78             3.00


Source: T. Rowe Price Associates

Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, many economists expected the global turmoil to have a negative impact on the U.S. economy, causing interest rates to fall. Russia's debt default last summer created havoc in many markets, leading to a global liquidity crisis that contributed to the flight to U.S. Treasuries. In response, the Federal Reserve cut short-term rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence. In December, yields began to move up following signs of stronger-than-expected U.S. growth and a growing sense that the global liquidity crisis had abated. Robust GDP growth of 6.1% in the fourth quarter added fuel to the fire, and by the end of February 30-year Treasury yields were nearly 100 basis points (one percentage point) higher than in October. Municipal yields also rose but, once again, they were far less volatile.

Lower-quality municipal bonds also escaped major damage. In response to the liquidity crisis, the taxable markets-including corporate, mortgage, and emerging market bonds-came under severe pressure in the third quarter, and differences in yield between high- and low-quality bonds (yield spreads) widened abruptly. Lower-quality, high-yield municipals experienced only a modest widening in yield spreads, mainly because of limited supply in this area of the market and less sensitivity to global events. While high-yield returns suffered modestly, this followed several years of above-average returns.

Overall, municipal yields did not change significantly from February 1998 to February 1999 except for one-year rates, as can be seen in the chart on page 1. In the money market area, solid cash flow and the lowest level of new issuance in nine years led to lower yields. A steeper yield curve resulted as money market and short-term bonds reacted to the Federal Reserve's rate cuts and to strong demand, while long-term rates were more affected by heavy bond sales. During the past six months, intermediate-term bonds turned in the best performance. For the calendar year, new bond issuance reached $284 billion, up 29% from 1997, a level surpassed only in 1993.


High Ratings for Risk-Adjusted Returns
--------------------------------------------------------------------------------

The four bond funds received a high Morningstar Rating(trademark) for their risk-adjusted performance, which reflects the degree of volatility experienced in earning a particular return. (Money funds are not rated.) As of February 28, 1999, the Tax-Free High Yield Fund had five stars overall, and the Tax- Free Short-Intermediate Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Income Fund all received four stars. The top 10% of the funds in each investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 1,576, 1,109, and 369 municipal fixed income funds for the 3-, 5-, and 10-year periods ended February 28, 1999, respectively. Of course, past trends may not continue.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/28/99 and may change monthly. Ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Tax-Free High Yield Fund received 5 stars for the 3-, 5-, and 10-year periods; Tax-Free Income 4 stars for the 3- and 5- year periods and 3 stars for the 10-year period; Tax-Free Intermediate Bond 3 and 4 stars for the 3- and 5-year periods; and Tax-Free Short-Intermediate 4, 5, and 4 stars for the 3-, 5-, and 10-year periods, respectively.

As mentioned, each fund was in the lowest expense quartile (25%) of its Lipper category as of February 28. For a discussion of the new Tax-Exempt Money Fund PLUS Class shares, see the shaded box on page 4.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------

                                                                Since Inception*
Periods Ended 2/28/99           6 Months         12 Months         (PLUS Shares)
--------------------------------------------------------------------------------

Tax-Exempt Money Fund              1.38%             2.97%                    -

Tax-Exempt Money Fund
PLUS Class                             -                 -                 0.74%

Lipper Tax-Exempt Money
Market Funds Average                1.31              2.81                 0.82

*11/1/98


The Tax-Exempt Money Fund posted good results relative to its peer group average for both the 6- and 12-month periods ended February 28. Since its inception on November 1, 1998, the Tax-Exempt Money Fund PLUS shares returned 0.74%, behind the return of the Lipper average due to the higher expenses that accompany their additional services.

Three consecutive easings in the fall by the Federal Reserve, amounting to a total of 75 basis points, set the tone for the short-term tax-exempt market. At the end of the fiscal year, the one-year yield was 60 basis points lower than it was a year earlier, with most of the move occurring in the last six months.


Tax-Exempt Money Fund PLUS Class
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares called The Tax-Exempt Money - PLUS Class. The share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Tax-Exempt Money Fund and Tax-Exempt Money - PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Tax-Exempt Money - PLUS will have no impact on the expenses, share price, or yield of the original Tax-Exempt Money Fund.

Note: To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

Money market funds benefited from the volatility in other markets. As investors shifted assets to safer havens, total money fund assets ballooned to a record $1.4 trillion, an increase of 26% during the fiscal year. However, tax-exempt money funds expanded at half the rate of the total industry-a result of reduced demand due to lower tax-exempt money yields versus comparable taxable yields. The improved financial condition of many municipalities, along with low long-term rates, drastically reduced the short-term borrowing needs of issuers. Annual municipal note issuance dipped to its lowest level since 1989. Reduced supply and steady demand kept rates low versus taxable alternatives, which meant that the tax-exempt money market appealed mostly to investors in high tax brackets.

Throughout the fiscal year, we maintained a fairly long weighted average maturity-53 days at the end of February, which was 11 days longer than our peer group average. We continue to believe that the imbalance between supply and demand in our specific market, combined with a stable monetary policy and possible further easing by the Fed if economic growth slows later in the year, supports our more aggressive stance.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                          6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund                  2.39%             4.90%

Lipper Short-Intermediate
Municipal Debt Funds Average                      2.08              4.43

Your fund posted solid results that surpassed the Lipper Short-Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1999. Maintaining a slightly longer duration and a low expense ratio enhanced returns. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Our duration strategy reflected several factors: the absence of any inflationary pressures, the global demand for U.S. Treasuries resulting from problems overseas, and the exceptional value offered in the municipal market due to imbalances in supply and demand. Our long position was rewarded in the fall when the Federal Reserve cut short-term interest rates. As economic growth in the fourth quarter exceeded expectations and global turmoil subsided, Treasury yields began to rise. Maturities within five years, which had been yielding less than the federal funds rate, rose above the fed funds rate and resulted in a positively sloped yield curve. This shift reflected the change in investor focus from the global crisis to an accommodative Fed and a potential pickup in inflation.

Nevertheless, we maintained our relatively long duration even as Treasury yields were rising from their October lows. Municipal yields had not fallen as far and looked exceptionally attractive. In addition, we anticipated increasing demand for municipals and a drop in supply over the holiday season; supply has remained below expectations during the first two months of 1999.

Recently, relative yields have moved closer to historic averages as municipals outperformed Treasuries. While we had a fairly long duration at the end of the period, we have since been reducing it. However, we expect to take advantage of any increase in yields to extend it again, since we anticipate continued low inflation and interest rates in the months ahead.


TAX-FREE INTERMEDIATE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                         6 Months            12 Months
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund                  2.26%                5.37%

Lipper Intermediate
Municipal Debt Funds Average                     2.15                 5.05


Your fund posted good returns and outperformed the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods. Our duration strategy over the past six months was similar to that of the Tax-Free Short-Intermediate Fund (see report on that fund for an explanation). As short-term rates fell more than long-term rates, short bonds appreciated while longer bonds actually depreciated, but the changes were modest. Five-year general obligation (GO) yields were down seven basis points while 30-year GO yields rose six, which meant that a fund's return was largely determined by its position along the yield curve. In our case, we favored five-year bonds because we thought 10-year maturities were overvalued, and the steepening yield curve was beneficial to five-year maturities. Since the yield curve has recently begun to steepen even further, we anticipate buying bonds with longer maturities and have begun to favor 10-year bonds.

At the annual shareholders meeting in October, we received approval to remove the insurance requirement for the fund and changed the fund's name to reflect the new policy. We will continue to hold 95% of assets rated AAA or AA by at least one national rating organization (Standard & Poor's, Moody's, or a similar service), and up to 5% may be rated A at the time of purchase. We believe this will allow for more prudent diversification among a variety of high-quality issuers.

Our current strategy is to reduce exposure to insured bonds over time in a manner that neither reduces income nor results in significant realized capital gains. We sold three insured credits-hospital, solid-waste facility, and start-up toll road securities-primarily because they allowed us to reach our duration goals and we considered them overvalued compared with other bonds.


TAX-FREE INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                   6 Months                  12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                       1.91%                      5.48%

Lipper General Municipal
Debt Funds Average                         1.76                       4.88

The fund had several goals for the past year: managing exposure to interest rates with steady, gradual shifts in duration; preserving tax-free income as lower rates and maturing older, higher-yielding bonds eroded the fund's yield; and seeking good diversification among issuers and bond insurers in the portfolio. The strategy along with low expenses paid off, and performance surpassed the Lipper average for both periods shown in the table.

The fund's duration (defined in the Tax-Free Short-Intermediate Fund section), which was extended last June to a more aggressive range, was reduced to neutral in January. Recent concerns about continued economic strength and a shift in the Federal Reserve's position, from a bias toward easing to a neutral stance, drove our strategy. We were also aware that, historically, the first quarter has often not been strong for municipal bonds as supply starts to grow and demand weakens in anticipation of tax-payment season.

The fund's credit quality remains high at an overall level of AA-. A year ago we regretted not having more exposure to lower-quality bonds, which had performed well in a strong economy. However, this sector did not do as well in the past year, and we saw a modest widening of yield spreads between lower- and higher-rated bonds. As this trend continues, we are looking for opportunities to add some lower-rated securities to the portfolio.

During the past six months, we reduced our exposure to hospital bonds and increased our holdings of general obligation bonds. The hospital industry is suffering from cost recovery pressures, while tax-supported debt is benefiting from the strong economy. As always, we are seeking good diversification among solid credits. While the insurance industry continues to penetrate the municipal bond market (more than 50% of new issues were insured in 1998), we are also focused on diversifying exposure among the bond insurers.


TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                     6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                     1.57%              4.80%

Lipper High Yield Municipal
Debt Funds Average                           1.46                4.51

The municipal high-yield market trailed the higher-quality market from the summer of 1998 through the end of February. Total returns were still positive, however, unlike those of our counterparts in the corporate bond market. Performance for the year was bolstered by our strategy of steadily increasing duration (see the report for the Tax-Free Short-Intermediate Fund for an explanation of duration) to benefit from the drop in interest rates, and the fund surpassed the average performance of its Lipper peer group in both periods.


Quality Diversification
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

AAA      AA       A        BBB      BB and below

6        25       21       26       22

Based on net assets as of 2/28/99.

Moderate returns in this sector of the municipal market have presented an opportunity for investors. Compared with our peers, we have been underweighted in below-investment-grade bonds and can now add selectively to our favorite issuers at a time when yield spreads are wider than they have been during the past two to three years. Currently, these holdings represent about 22% of total assets, and the percentage should rise gradually. We are focusing specifically on the long-term care, education, and corporate-backed sectors for new purchases that should benefit from a strong domestic economy.

We are closely watching developments in the hospital sector as it comes under pressure from increased competition and general overcapacity. Our percentage of hospital holdings is among the lowest in the fund's history, and we will look to increase it as opportunities unfold. Our overall strategy is designed to increase the tax-free yield of the fund in a prudent manner.


Taxable vs. Tax-Exempt Yields
--------------------------------------------------------------------------------

As of 2/28/99

                  Treasury Yield        Treasury Yield           Tax-Exempt
                  After Paying          After Paying             AAA General
                  Income Taxes          Income Taxes             Obligation
                  of 31%                of 36%                   Yield

1 Yr              3.34                  3.10                     2.95
5 Yr              3.59                  3.33                     3.78
10 Yr             3.64                  3.38                     4.20
30 Yr             3.85                  3.57                     4.99

Source: T. Rowe Price Associates


OUTLOOK

Despite the economy's strong momentum from the fourth quarter of 1998 through the early part of this year, we expect a decline in growth toward a more modest and sustainable level later this year. We also believe the forces sustaining low inflation are still in place. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

So far this year, a decreasing supply of municipal issues combined with strong demand has helped move tax-exempt yields into more normal relationships with taxable yields. While Treasury yields across maturities have risen 50 to 60 basis points since the beginning of 1999, municipal yields were mostly unchanged. The chart on the previous page shows the after-tax yield on Treasury securities as of February 28, 1999, after paying federal income taxes at various levels. Overall, municipal securities are still appealing relative to other fixed income securities, and we are optimistic about their outlook for the rest of the year.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 19, 1999


--------------------------------------------------------------------------------

Change in Management

C. Stephen Wolfe stepped down as manager of the Tax-Free High Yield Fund on March 1, 1999, to devote himself full-time to research on high-yield securities. He remains a member of the fund's Investment Advisory Committee. William F. Snider, associate portfolio manager of this fund, has been appointed chairman of the Tax-Free High Yield Fund's Investment Advisory Committee. He and Patricia S. Deford will be co-managers of the fund responsible for day-to-day management of the portfolio. Mr. Snider joined T. Rowe Price in 1991 and also serves as portfolio manager of the New York and New Jersey Tax-Free Bond Funds. Ms. Deford, who joined T. Rowe Price in 1990, served as research director for the firm's municipal department and is vice president of all tax-free funds. Other members of the fund's Investment Advisory Committee include Konstantine B. Mallas, Mary J. Miller, William T. Reynolds, and Arthur S. Varnado.

The preceding updates the Tax-Free Funds prospectus of July 1, 1998.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00   $     1.00

Dividends Per Share
  For 6 months                                            0.016        0.014
  For 12 months                                           0.032        0.029

Dividend Yield (7-Day Compound) *                          2.98%        2.54%

Weighted Average Maturity (days)                             59           53

Weighted Average Quality **                          First Tier   First Tier


Tax-Exempt Money Fund PLUS Class Shares
--------------------------------------------------------------------------------

Price Per Share                                      $     --     $     1.00

Dividends Per Share
  For 6 months                                             --         0.007!
  For 12 months                                            --           --

Dividend Yield (7-Day Compound) *                          --           2.07%

  Weighted Average Maturity (days)                         --             53

Weighted Average Quality **                                --     First Tier

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

x                                                       8/31/98      2/28/99
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     5.39   $     5.39

Dividends Per Share
  For 6 months                                             0.11         0.11
  For 12 months                                            0.22         0.22

Dividend Yield*
  For 6 months                                             4.13%        4.07%
  For 12 months                                            4.24         4.12

30-Day Standardized Yield                                  3.59         3.16

Weighted Average Maturity (years)                           4.4          4.0

Weighted Average Effective Duration (years)                 2.9          3.0

Weighted Average Quality ***                                 AA           AA


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    11.13   $    11.13

Dividends Per Share
  For 6 months                                             0.24         0.24
  For 12 months                                            0.48         0.48

Dividend Yield *
  For 6 months                                             4.39%        4.39%
  For 12 months                                            4.49         4.42

30-Day Standardized Yield                                  3.78         3.36

Weighted Average Maturity (years)                           8.8          8.5

Weighted Average Effective Duration (years)                 5.6          5.4

Weighted Average Quality ***                                 AA           AA

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    10.03   $     9.94

Dividends Per Share
  For 6 months                                             0.25         0.25
  For 12 months                                            0.51         0.50

Dividend Yield *
  For 6 months                                             5.15%        5.13%
  For 12 months                                            5.31         5.19

30-Day Standardized Yield                                  4.35         4.11

Weighted Average Maturity (years)                          17.1         16.1

Weighted Average Effective Duration (years)                 7.6          7.3

Weighted Average Quality ***                                AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    12.72   $    12.53

Dividends Per Share
  For 6 months                                             0.34         0.33
  For 12 months                                            0.68         0.66

Dividend Yield *
  For 6 months                                             5.38%        5.34%
  For 12 months                                            5.55         5.45

30-Day Standardized Yield                                  4.59         4.46

Weighted Average Maturity (years)                          19.4         19.3

Weighted Average Effective Duration (years)                 7.3          7.6

Weighted Average Quality ***                                 A-           A-

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
  !  Dividends for the period 11/1/98 to 2/28/99.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 2/28/99

                  Lipper
                  Tax-Exempt
                  Money Market                       Tax-Exempt
                  Funds Average                      Money Fund

2/28/89           10,000                             10,000
2/90              10,591                             10,587
2/91              11,162                             11,139
2/92              11,598                             11,550
2/93              11,878                             11,823
2/94              12,105                             12,065
2/95              12,414                             12,383
2/96              12,828                             12,802
2/97              13,204                             13,193
2/98              13,613                             13,620
2/99              13,999                             14,024


TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper Short-           Tax-Free
                  Lehman             Intermediate            Short-
                  3-Year Go          Municipal Debt          Intermediate
                  Bond Index         Funds Average           Fund

2/28/89           10,000             10,000                  10,000
2/90              10,806             10,750                  10,736
2/91              11,710             11,572                  11,494
2/92              12,665             12,459                  12,291
2/93              13,764             13,548                  13,214
2/94              14,243             14,043                  13,675
2/95              14,616             14,360                  14,073
2/96              15,793             15,376                  15,040
2/97              16,520             16,010                  15,645
2/98              17,403             16,839                  16,470
2/99              18,322             17,626                  17,277


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            Intermediate
                  7-Year            Municipal              Tax-Free
                  Municipal         Debt Funds             Intermediate
                  Bond Index        Average                Bond Fund

11/30/92          10,000            10,000                 10,000
2/93              10,542            10,537                 10,681
2/94              11,008            11,034                 11,267
2/95              11,277            11,250                 11,566
2/96              12,434            12,276                 12,672
2/97              13,050            12,824                 13,204
2/98              14,043            13,778                 14,168
2/99              14,880            14,500                 14,929


TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            General
                  Municipal         Municipal              Tax-Free
                  Bond              Debt Funds             Income
                  Index             Average                Fund

2/28/89           10,000            10,000                 10,000
2/90              11,026            10,888                 10,815
2/91              12,042            11,781                 11,724
2/92              13,245            12,984                 12,916
2/93              15,068            14,845                 14,838
2/94              15,902            15,654                 15,654
2/95              16,202            15,791                 15,951
2/96              17,991            17,387                 17,595
2/97              18,982            18,217                 18,441
2/98              20,717            19,932                 21,070
2/99              21,991            20,950                 21,275


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper
                  Lehman             High Yield
                  Revenue            Municipal             Tax-Free
                  Bond               Debt Funds            High Yield
                  Index              Average               Fund

2/28/89           10,000             10,000                10,000
2/90              11,076             10,865                10,954
2/91              12,095             11,479                11,823
2/92              13,397             12,669                13,072
2/93              15,345             14,205                14,895
2/94              16,306             15,145                16,010
2/95              16,557             15,372                16,212
2/96              18,434             16,977                17,935
2/97              19,522             17,935                19,051
2/98              21,424             19,799                21,036
2/99              22,707             20,704                22,046


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
Periods Ended 2/28/99       1 Year   5 Years   10 Years  Inception        Date
--------------------------------------------------------------------------------

Tax-Exempt Money             2.97%     3.05%      3.44%         -       4/8/81

Tax-Exempt Money PLUS           -         -          -       0.74%     11/1/98

Tax-Free
  Short-Intermediate         4.90      4.79       5.62          -     12/23/83

Tax-Free
  Intermediate Bond          5.37      5.79          -       6.63     11/30/92

Tax-Free Income              5.48      6.33       7.84          -     10/26/76

Tax-Free High Yield          4.80      6.61       8.23          -       3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Annual Meeting Results

The Tax-Free Intermediate Bond Fund held an annual meeting on October 15, 1998, to elect directors of the fund, to amend the fund's investment objectives, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of
Directors for the Tax-Free
Intermediate Bond Fund:

Calvin W. Burnett
         In favor:             6,264,176.601
         Withheld:               107,241.379

Anthony W. Deering
         In favor:             6,282,061.082
         Withheld:                89,356.898

F. Pierce Linaweaver
         In favor:             6,269,403.700
         Withheld:               102,014.280

William T. Reynolds
         In favor:             6,282,440.529
         Withheld:                88,977.451

James S. Riepe
         In favor:             6,280,032.546
         Withheld:                91,385.434

John G. Schreiber
         In favor:             6,280,776.004
         Withheld:                90,641.976

M. David Testa
         In favor:             6,282,440.529
         Withheld:                88,977.451


For PricewaterhouseCoopers LLP
as independent accountants:

         In favor:             6,209,652.143
         Withheld:                63,094.092
         Abstained:               98,671.745


Amendment for investment objec-
tives to remove the requirement
that total assets be invested
primarily in insured bonds:

         In favor:             4,892,656.486
         Against:                851,482.266
         Abstained:              434,617.228
         Broker Non-Votes:       192,662.000


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

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current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
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This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

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T. Rowe Price Investment Services, Inc., Distributor.         C03-050  2/28/99